SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

                    August 27, 1996 (August 23, 1996)
(Date of Report (Date of earliest event reported))

ADVANCED MEDICAL, INC.

(Exact name of registrant as specified in charter)


Delaware

(State or other jurisdiction of incorporation)


33-26398

(Commission File Number)


13-3492624

(IRS Employer Identification No.)


9775 Businesspark Avenue
San Diego, CA  92131

(Address of principal executive officers)



                               (619) 566-0426
(Registrant's telephone number, including area code)



Exhibit Index is on Page

ITEM 5.   Other Events

          On August 23, 1996, IMED Corporation, a wholly owned subsidiary of the Registrant ("IMED"), IMED Merger Sub, Inc., a wholly owned subsidiary of IMED ("Merger Sub"), IVAC Holdings, Inc. ("Holding Co."), IVAC Medical Systems, Inc., a wholly-owned subsidiary of Holding Co. ("Operating Co.) and certain stockholders of Holding Co. ("Participating Stockholders") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub shall be merged with and into Holding Co. and Holding Co. will be the surviving corporation of such merger and thereby become a wholly owned subsidiary of IMED (the "Merger"). The Merger Agreement is filed as Exhibit 2 to this Form 8-K and is incorporated herein by reference.

          In addition, the Registrant and Mr. Picower executed a letter agreement (the "Letter Agreement") which describes among other things, the terms on which Mr. Picower may provide certain financing ("Financing") to the Registrant in connection with the Merger. The Letter Agreement is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.

          Exhibit 1      Press Release dated August 26, 1996.

          Exhibit 2 Agreement and Plan of Merger dated August 23, 1996 by and among IMED Corporation, IMED Merger Sub, Inc., IVAC Holdings, Inc., IVAC Medical Systems, Inc. and the Participating Stockholders.

          Exhibit 10     Letter Agreement by and between Advanced
                         Medical, Inc. and Jeffry M. Picower











                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ADVANCED MEDICAL, INC.
                                        (Registrant)



Date:  August 26, 1996             By:  /s/ Joseph W. Kuhn
                                        Joseph W. Kuhn
                                        President

                                                                EXHIBIT INDEX

Exhibit Number           Material to be Filed as Exhibits       Page Number


Exhibit 1                Press Release dated
                         August 26, 1996.

Exhibit 2                Agreement and Plan of
                         Merger dated August 23,
                         1996 by and among IMED
                         Corporation, IMED Merger
                         Sub, Inc., IVAC Holdings,
                         Inc., IVAC Medical Systems,
                         Inc. and the Participating
                         Stockholders.

Exhibit 10               Letter Agreement by and
                         between Advanced Medical,
                         Inc. and Jeffry M. Picower.